UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

ITRONICS INC.

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                                                   Texas                           33-18582                          75-2198369

                                   (State or other jurisdiction       (Commission File                   (IRS Employer

                                          of incorporation)                    Number)                         Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada            89509

                       (Address of Principal Executive Offices)                              Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On May 17, 2006 the Company received notification from the Secretary of State of Texas that its Amendment to the Articles of Incorporation to increase the authorized capital of the Company from 250 million to 1 billion common shares was approved as of May 8, 2006. The Amendment was approved at a special meeting of the Company’s shareholders held on March 31, 2006.

Item 9.01 Financial Statements and Exhibits

Exhibits:

3(i)             Articles of Amendment to the Articles of Incorporation of Itronics Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           ITRONICS INC.

                                                                                               (Registrant)

Date: May 23, 2006                                                                         By: /S/ John W. Whitney

                                                                                                             John W. Whitney

                                                                                                             President, Treasurer and Director

                                                                                                            (Principal Executive and Financial

                                                                                                            Officer)